UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: March 19, 1998

     MEDIX RESOURCES, INC. (FORMERLY INTERNATIONAL NURSING SERVICES, INC)
            (Exact name of registrant as specified in its charter)

     Colorado                      000-24768                84-1123311
(State or other jurisdiction       (Commission            (IRS Employer
  of  incorporation)               File  Number)      Identification  No.)

        360 South Garfield Street, Suite 400, Denver, Colorado    80209
            (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code:  (303) 393-1515

International  Nursing  Services,  Inc.
(Former  name  or  former  address,  if  changes  since  last  report)

Item  1.  Changes  in  Control  of  Registrant.    N/A.
Item  2.  Acquisition  or  Disposition  of  Assets.        N/A
Item  3.  Bankruptcy  or  Receivership.    N/A.
Item  4.  Changes  in  Registrant's  Certifying  Accountant.    N/A.
Item 5. Other Events. Press Release, dated March 19, 1998 announcing the submission of a formal demand against Andrx Corporation and Cybear, Inc. alleging software theft from Cymedix Lynx Corporation, a subsidiary of Medix Resources, Inc.
Item  6.  Resignations  of  Registrant's  Directors.    N/A.
Item  7.  Financial  Statements  and  Exhibits.

(a)       Exhibits

99.1 Press Release announcing the submission of a formal demand against Andrx Corporation and Cybear, Inc. alleging software theft from Cymedic Lynx Corporation, a subsidiary of Medix Resources, Inc.

Item  8.  Change  in  Fiscal  Year.    N/A.
Item  9.  Sales  of  Equity Securities Pursuant to Regulation S.  N/A.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     INTERNATIONAL  NURSING  SERVICES,  INC.


Date:  March  25,  1998          By:      /s/  John  P.  Yeros
                                        ----------------------
     John  P.  Yeros,  President  and  Chief  Executive  Officer